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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
        1934

Date of Report (Date of earliest event reported) AUGUST 31, 2000
                                                 ---------------

                            COMPOSITE SOLUTIONS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                  000-24551                 65-0790758
          -------------------------------------------------------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)          Identification No.)


3655 NOBEL DRIVE SUITE 440, SAN DIEGO, CA                            92122
-----------------------------------------                            -----
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code       858-459-4843
                                                         ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                    FORM 8-K
COMPOSITE SOLUTIONS, INC.

AUGUST 31, 2000


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
        Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On August 31, 2000 Composite Solutions, Inc. (The Company) completed the acquisition of Anchor Reinforcements a California corporation. This finalization acquisition makes Anchor Reinforcements a wholly owned subsidiary of CSI. The consideration of this transaction was "The Company" entered into a Stock Purchase agreement with Anchor Reinforcement whereby the Company receives all of the issued and outstanding shares of Anchor title and interest in exchange for the following considerations:

        1. The Company will pay to Mr. John Gillespie, the sole owner of Anchor, the sum of (five hundred thousand dollars) $500,000,
        2. The Company will issue to Mr. Gillespie 150,000 restricted shares of the Company's common stock;
        3. The Company will enter into an employment contract with Mr. Gillespie for a term of (two) 2 years at a salary of $60,000 per annum and a non-competition agreement for a period of five ( 5) years;
        4. The Company will develop a stock and cash bonus plan for key employees of Anchor.

        A committee of the Board of Directors was established to derive a value for Anchor and was assisted by an independent professional business valuation company, who conducted a detailed assessment concerning the acquisition of assets.

        The company acquired of all of the physical assets of Anchor which include: accounts receivable, work in progress, inventory, machinery and equipment.

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        Anchor's reputation for servicing client needs has created a solid base of approximately 200 clients. Anchor currently produces revenues of over one-half million dollars annually in uni-directional composites. Their product line has specialized in carbon and aramid fibers for over a decade. Integrating Anchor with CSI, helps to create a truly vertically integrated business concept. The ability to supply proprietary composite materials separates CSI from industry competition and will provide a cost advantage.



ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
        Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
        Not Applicable

ITEM 5. OTHER EVENTS.
        Not Applicable

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.
        Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        The Company will file, by way of an amendment to this Form 8-K filing, financial statements of Anchor Reinforcement, the acquired company and relevant pro forma financial statements of the combined companies no later than October 31, 2000.


ITEM 8. CHANGE IN FISCAL YEAR.
        Not Applicable

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                                    FORM 8-K

COMPOSITE SOLUTIONS, INC.



                            COMPOSITE SOLUTIONS, INC.
                            -------------------------
                                  (Registrant)

Date:   August 31, 2000



                                   SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            By: /s/  GILBERT A. HEGEMIER
                                ------------------------
                                Gilbert A. Hegemier, Chairman  and CEO



                            By: /s/ MARK OLSON
                                --------------
                                Mark Olson, President



  See Exhibit (1) Stock Purchase Agreement with Anchor Reinforcements.